Investor Presentation – March 2020 Exhibit 99.1

Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).

Investment Highlights

New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity

Newly Assembled Portfolio of Single-Tenant Net Lease Properties with Long Duration Leases and Solid Unit-Level Rent Coverage	14.6 Years of Weighted Average Lease Term (WALT)[1]	2.9x Unit-Level Rent Coverage[1]
Experienced Senior Management Team with Track Record of Growing and Managing Public Net Lease Companies to Significant Scale	50+ Years of Collective Net Lease Experience	$2.1B of Undepreciated Gross Assets[1]
Small-Scale, Single-Tenant Properties Leased to Service-Oriented and Experienced-Based Businesses	94.4% Service and Experiential Cash ABR[2]	$2.0mm Average Investment Per Property
Disciplined and Proven Investment Strategy Targeting Growth via Sale-Leaseback Transactions with Middle-Market Companies	81.4% Internally-Originated Sale-Leasebacks[2,3]	$150mm Average Quarterly Investment Activity[4]
Balance Sheet Positioned to Fund External Growth Opportunities While Maintaining Conservative Long-Term Leverage Profile	3.6x Pro Forma Net Debt-to-Adjusted Annualized EBITDAre[5]	<6.0x Targeted Leverage

1. As of December 31, 2019.
2. Based on cash ABR as of December 31, 2019.
3. Exclusive of GE Seed Portfolio.
4. Average quarterly investment activity represents the trailing eight quarter average as of December 31, 2019.
5. Pro forma adjustments have been made to our balance sheet as of December 31, 2019, in order to reflect the impact of our January 2020 follow-on offering of common stock. On January 14, 2020, we issued 7,935,000 shares of common stock for proceeds of $192.0 million, net of underwriters' discounts.

2 Investor Presentation – March 2020 ESSENTIAL PROPERTIES

Experienced and Proven Management Team Pete Mavoides President & CEO +20 years of experience in the single-tenant net lease industry and has overseen $8 billion of aggregate acquisitions Previously served as President and Chief Operating Officer of Spirit Realty Capital (SRC) and was there from September 2011 to February 2015 Helped transition SRC from a privately-held company with $3.2 billion of total assets to a public company with $8.0 billion of total assets Prior to SRC, served as President and Chief Executive Officer of Sovereign Investment Company and was there from May 2003 to January 2011 Gregg Seibert Executive Vice President & COO +25 years experience in the single-tenant net lease industry Previously served as Executive Vice President and Chief Investment Officer of SRC and was there from September 2003 to May 2016 Helped establish and implement SRC’s investment sourcing, tenant underwriting, asset management and capital markets activities Prior to SRC, held positions as Vice President and Senior Vice President of Underwriting and Research as well as Senior Vice President of Acquisitions at Franchise Finance Corporation of America (FFCA) 242, 242, 242 Hillary Hai CFO & Senior Vice President Previously served as Vice President and Director of Investments at SRC and was there from January 2013 to April 2016 At SRC, underwrote and closed $1 billion of transactions Prior to SRC, worked at Lowe Enterprises Investors, a real estate investment firm, as an analyst Graduated with a BA from the University of California Los Angeles and obtained an MBA from the University of Michigan Dan Donlan Senior Vice President & Head of Capital Markets +12 years covering the single-tenant net lease REIT sector as a sell-side equity research analyst Previously worked at Ladenburg Thalmann & Co. as a Managing Director and senior REIT analyst Prior to Ladenburg, served as Vice President and senior REIT analyst at Janney Capital Markets Before Janney, was an associate analyst at BB&T Capital Markets Graduated with a BBA from the University of Notre Dame Senior Management Has Over 50+ Years of Collective Experience Managing and Investing in Net Lease Real Estate

Oct 2019 Nov 2019 Building Essential Properties 242, 242, 242 Our History Cumulative Investment Activity1 Partnered with Eldridge Industries to build net lease investment platform Feb 2016 Aug 2016 Dec 2016 Jun 2018 Mar 2019 Apr 2019 Jul 2019 Aug 2019 Jun 2016 Began core investing activities and closed first sale-leaseback transaction Completed IPO raising gross proceeds of $494mm. Concurrent with the IPO, received an additional $125mm from Eldridge Industries in private placements of common stock and OP units Upsized unsecured revolving credit facility to $400mm from $300mm and raised a $200mm five year unsecured term loan Commenced investment activities with a $280mm portfolio acquisition of 262 net lease properties, consisting primarily of restaurants, that were sold as part of the liquidation of GE Capital, also known as the “GE Seed Portfolio” Closed on inaugural master funding ABS bonds, issuing $281mm of investment grade rated mortgage notes Raised $246mm in gross proceeds from the Company’s first follow-on offering of common stock. Added to MSCI U.S. REIT Index (RMZ) ($mm) Includes transaction costs, lease incentives and amounts funded for construction in progress. Completed offering of $519mm of secondary shares owned by Eldridge Industries, which represented Eldridge’s entire stake in EPRT Added to the S&P SmallCap 600 Index Long Standing Relationships Have Allowed the Portfolio to Scale Rapidly and Reliably with Proven Access to Capital Filed inaugural $200mm ATM program raising $184mm in gross proceeds through January 2020 Investment Grade Rating of BBB- Assigned by Fitch Ratings. Raised a $430mm seven-year unsecured term loan Raised $200mm in gross proceeds in an overnight follow-on offering Jan 2020

Key Accomplishments Since IPO 242, 242, 242 Maintained Investment Discipline While Generating Compelling Growth Consistent Underwriting and Investment Growth: Over the trailing eight quarters1, EPRT has invested ~$150mm on avg. per quarter at a 7.5% wgt. avg. cash cap rate with 80% of transactions being sale-leasebacks and 61% being subject to a master lease; WALT was 16.1 years, wgt. avg. rent coverage ratio was 2.9x, and avg. investment per property was ~$2.0mm Compelling Growth Characteristics: AFFO/sh guidance midpoint for 2020 implies ~13% growth over 2019 AFFO/sh Active Asset Management and New Investment Activity Have Improved Portfolio Metrics Top 10 Tenant Concentration Moderating: Top 10 tenant exposure declined to 23.4% at 4Q 2019 vs. 33.1% at 4Q 2018 Steady Same-Store (SS) Rent Growth: Quarterly SS cash rents have grown 1.7%-1.9% yr/yr since coming public Grew Sector Leading WALT: 14.6 year WALT at 4Q 2019 increased from 14.2 years at 4Q 2018 Sound Unit-Level Rent Coverage: Portfolio unit-level rent coverage has remained between 2.8x-2.9x since IPO Accretive Capital Recycling: Sold 145 properties for $203mm in net proceeds at a 6.7% wgt. avg. cash cap rate (only includes leased properties) since inception vs. invest $2.2B into 1,000 properties at a 7.6% wgt. avg. cap rate Demonstrated Access to Multiple Forms of Capital Since Coming Public Completed First Follow-On Offering in March 2019: Raised $246mm in gross proceeds from first follow-on offering Expanded Credit Facility and Raised Five-Year Term Loan in April 2019: Increased line of credit by $100mm to $400mm and raised a $200mm five-year unsecured term loan Full Exit of Initial Capital Sponsor in July 2019: Sold $519mm of secondary shares in July 2019, which allowed our initial capital sponsor to exit their entire position Filed $200mm ATM Program in August 2019: Issued $184mm of gross proceeds since instituting program Raised Seven-Year Term Loan in November 2019: Raised a $430mm seven-year unsecured term loan Completed Overnight Offering in January 2020: Raised $200mm in gross proceeds from second follow-on offering Trailing eight quarters as of December 31, 2019. Consistent Execution of the Business Plan Articulated at the Time of the IPO

242, 242, 242 242, 242, 242 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties E-commerce resistant Profit centers essential to tenant’s operations Customers must visit to receive service/experience Longer lease term Unit-level financial reporting Include contractual rent increases Increases diversification Deeper pool of potential buyers Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle-market businesses is limited and results in attractive risk-adjusted returns

242, 242, 242 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities 242, 242, 242 Relationship-Based Sourcing Percentage of portfolio cash ABR as of December 31, 2019 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of GE Seed Portfolio. Percentage of portfolio cash ABR as of December 31, 2019 that was attributable to internally originated sale-leaseback transactions. Exclusive of GE Seed Portfolio. Repeat Business Through Existing Senior Management Relationships1 86.4% Internally Originated Sale-Leaseback Transactions2 81.4% Tenant Relationships 43.4% Underwriting Methodology Industry View Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

242, 242, 242 New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 1,000 Square Footage (mm) 7.9 Tenants (#) 205 Industries (#) 16 States (#) 44 Weighted Average Remaining Lease Term (Years) 14.6 Master Leases (% of Cash ABR) 60.3% Sale-Leaseback (% of Cash ABR)2,3 81.4% Unit-Level Rent Coverage 2.9x Unit-Level Financial Reporting (% of Cash ABR) 98.2% Leased (%) 100.0% Top 10 Tenants (% of Cash ABR) 23.4% Average Investment Per Property ($mm) $2.0 Average Transaction Size ($mm)2 $6.1 Includes one undeveloped land parcel and 91 properties that secure mortgage loans receivable. Exclusive of GE Seed Portfolio. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights December 31, 2019 Tenant Industry Diversification E-Commerce Resistant: 94.4% of cash ABR comes from service-oriented and experience-based tenants Focus on 16 Industries: Results in greater sector expertise and more efficient asset management 14.6 Year WALT Limits Near-Term Cash Flow Erosion: Only 2.7% of our cash ABR expires through 2023 Highly Transparent with No Legacy Issues: 98.2% unit-level reporting; investment program started in June 2016

Top 10 Tenant Concentration EPRT Has 205 Tenants Across 1,000 Properties with the Top 10 Representing 189 Properties and 23.4% of Cash ABR 242, 242, 242 Top 10 Tenant1 Properties % of Cash ABR 74 3.4% 13 2.8% 4 2.5% 5 2.5% 34 2.4% 12 2.1% 13 2.1% 26 2.0% 5 1.9% 3 1.8% Top 10 Tenants 189 23.4% Total 1,000 100.0% Top 10 Tenant Exposure Notes: Statistics as of December 31, 2019. Property count includes one undeveloped land parcel and 91 properties that secure mortgage loans receivable. Represents tenant, guarantor or parent company.

242, 242, 242 Net Lease Risk Factor Mitigation by Essential Properties Challenged Retail Categories No exposure to big-box apparel, electronics, sporting goods or department stores At-Risk Retail Categories No exposure to pharmacy, dollar stores or discount retailers; de minimis exposure to grocers Asset Concentration No large office, manufacturing or high-dollar special-purpose properties; primarily target smaller asset size (average investment per property of $2.0 million) in service-based and experience-oriented industries Tenant Concentration No single tenant represents more than 3.4% of cash ABR Industry Concentration Focus on 16 industries allows balance of deep industry expertise and diversification, while avoiding at-risk categories Opaque Credit Deterioration 98% of leases1 obligate tenant to provide unit-level financial reporting Lack of Organic Revenue Growth 99% of leases1 provide for increases with 1.5% weighted average annual escalation rate2 assuming 0.0% change in annual CPI Low Rent Recapture at Expiration / Default Focus on smaller-box properties with alternative uses and well-located real estate with at or below market rents Based on cash ABR as of December 31, 2019. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Portfolio Built to Mitigate Specific Net Lease Investment Risk Factors The Company Has Purposefully Developed Business Practices and Constructed a Portfolio Designed to Mitigate Key Identifiable Net Lease Risk Factors

Disciplined Underwriting Leading to Healthy Portfolio Metrics

98.2% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility

Healthy Rent Coverage Ratios[1]

Only 1.0% of cash ABR has less than 1.5x coverage and an implied credit rating lower than B



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Cash ABR
CCC+
B-
B
B+
BB-
BB
BB+
BBB-
BBB
BBB+
A-
A
A+
AA-
Rent Coverage Ratio (x)
< 1.00x
1.00 to 1.49x
1.50 to 1.99x
≥ 2.00x
NR

Long Weighted Remaining Lease Term

Only 1.3% of our expiring cash ABR through 2026 has a rent coverage ratio of less than 1.5x



42.3%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Cash ABR
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
Thereafter
Rent Coverage Ratio (x)
< 1.00x
1.00 to 1.49x
1.50 to 1.99x
≥ 2.00x
NR

Tenant Financial Reporting

Tenant Financial Reporting Requirements	% of Cash ABR
Unit-Level Financial Information	98.2%
Corporate-Level Financial Reporting	98.6%
Both Unit-Level and Corporate-Level Financial Information	98.0%
No Financial Information	1.1%

% of Cash ABR by Unit-Level Coverage Tranche[2]



< 1.00x
1.5%
1.00x to 1.49x
5.5%
1.50x to 1.99x
19.3%
Not reported
1.0%
≥ 2.00x
72.6%

Note: Statistics as of December 31, 2019. 'NR' means not reported.

1. The chart illustrates the portions of annualized base rent as of December 31, 2019 attributable to leases with tenants having specified implied credit ratings based on their Moody's RiskCalc scores. Moody's equates the EDF scores generated using RiskCalc with a corresponding credit rating.
2. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases.

11 Investor Presentation – March 2020 ESSENTIAL PROPERTIES

Established and Proven Investment Infrastructure

Scalable Platform Allows for Consistent Sourcing of Investment Activity at Attractive Yields without Sacrificing Underwriting Standards and Investment Focus

Investment activity has **averaged ~$150mm per quarter** over the last eight quarters



Investment Activity ($000s)
$240,000
$200,000
$160,000
$120,000
$80,000
$40,000
$0
$64,098
$214,427
$133,745
$103,660
$118,187
$190,280
$173,590
$204,709

Investments	1Q 2018	2Q 2018	3Q 2018	4Q 2018	1Q 2019	2Q 2019[6]	3Q 2019[7]	4Q 2019[8]
Number of Transactions	16	23	34	24	35	32	28	41
Property Count	28	86	62	39	51	91	139	94
Avg. Investment per Unit (in 000s)	$2,195	$2,438	$2,042	$2,572	$2,303	$2,015	$1,174	$2,049
Cash Cap Rates[1]	7.8%	7.6%	7.6%	7.6%	7.5%	7.3%	7.5%	7.3%
GAAP Cap Rates[2]	8.3%	8.7%	8.5%	8.5%	8.4%	8.1%	8.2%	8.0%
Master Lease %[3,4]	33%	82%	58%	57%	47%	67%	73%	41%
Sale-Leaseback %[3,5]	68%	90%	77%	83%	78%	65%	88%	81%
% of Financial Reporting[3]	100%	96%	100%	90%	100%	100%	100%	99%
Rent Coverage Ratio	2.3x	2.4x	2.7x	2.8x	3.2x	3.2x	3.2x	3.1x
Lease Term Years	14.1	17.2	16.1	16.6	15.1	15.3	16.6	16.3

1. Cash ABR for the first full month after the investment divided by the purchase price for the property.
2. GAAP rent for the first twelve months after the investment divided by the purchase price for the property.
3. As a percentage of cash ABR for that particular quarter.
4. Includes investments in mortgage loan receivables collateralized by more than one property.
5. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions.
6. Includes three properties that secured $16.8 million of mortgage loans receivable.
7. Includes 71 properties that secured $35.3 million of mortgage loans receivable.
8. Includes 18 properties that secured $34.6 million of mortgage loans receivable.

12 Investor Presentation – March 2020 ESSENTIAL PROPERTIES

Active Asset Management

Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns

- **Dispositions Have Traded at Attractive Cap Rates:** Since inception in 2016 through 2019, we have sold 145 properties for $203mm and achieved a weighted average cash cap rate of 6.7% on the sale of 104 leased properties[8]
- **Trailing 12-Month (TTM) Sales Came from a Diverse Mix of Industries:** No single industry was overrepresented among our dispositions in the trailing 12 month period, which we believe provides visibility into the value of our diverse portfolio



Disposition Activity ($000s)[1]
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$7,721
$13,799
$19,406
$19,542
$10,480
$26,804
$19,495
$15,229

Dispositions	1Q 2018	2Q 2018	3Q 2018	4Q 2018	1Q 2019	2Q 2019[7]	3Q 2019	4Q 2019	Since Inception
Realized Gain/(Loss)[1,2]	(1.7%)	9.7%[5]	(6.6%)[6]	0.4%	2.9%	1.3%	17.8%	8.5%	4.8%[8]
Cash Cap Rate on Leased Assets[3]	6.7%	7.1%[5]	6.8%[6]	6.9%	6.6%	7.0%	6.7%	6.9%	6.7%[8]
Leased Properties Sold[4]	5	8	17	7	7	10	9	7	107
Vacant Properties Sold[4]	1	2	4	1	--	1	1	1	38
Rent Coverage Ratio	0.8x	2.1x[5]	1.8x[6]	1.8x	1.8x	1.5x	1.1x	1.7x	1.7x[8]



TTM Sales[9]
Family Dining 5%
Quick Service 15%
Auto Service 13%
Casual Dining 17%
Car Washes 12%
C-Stores 3%
Child Care 14%
Home Furnishings 20%

1. Net of transaction costs.
2. Gains/(losses) based on our aggregate allocated purchase price.
3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property.
4. Property count excludes dispositions in which only a portion of the owned parcel is sold.
5. Excludes one property sold pursuant to an existing tenant purchase option.
6. Excludes the sale of one leasehold property.
7. Excludes the prepayment of two mortgage loans receivable for $4.6 million.
8. Excludes two leasehold properties and one property sold pursuant to an existing tenant purchase option.
9. Percentages are based on cash ABR; trailing 12 months (TTM) period ended December 31, 2019.

13 Investor Presentation – March 2020 ESSENTIAL PROPERTIES

Growth Oriented Balance Sheet $2.8 Billion Total Capitalization1,2,4 Selected Credit Ratios 242, 242, 242 Share price of $22.61 as of February 27, 2020. Debt balances are as of December 31, 2019, with the exception of our Series 2017-1 Secured ABS Notes of which $62mm was paid down without penalty on February 10, 2020. Share price of $24.81 as of December 31, 2019. Pro forma adjustments have been made to reflect the impact of our January 2020 follow-on offering of common stock. On January 14, 2020, we issued 7,935,000 shares of common stock for proceeds of $192.0 million, net of underwriters' discounts. ($mm) Balance Sheet Primed for Growth Long-Term Leverage Target: <6.0x Net Debt-to-Annualized Adjusted EBITDAre Pro Forma3,4   4Q 20193 4Q 2019 Net Debt / Total Enterprise Value1 25.4% 18.6% Net Debt / Adjusted Annualized EBITDAre 5.0x 3.6x Common Equity – 75.6% Debt – 24.4%

Debt Structure Allows for Capital Flexibility Debt Maturity Schedule1,2,3 242, 242, 242 Debt balances are as of December 31, 2019, with the exception of our Series 2017-1 Secured ABS Notes of which $62mm was paid down without penalty on February 10, 2020. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. No Significant Debt Maturities Until 2024 The Series 2017-1 Secured ABS notes: Anticipated repayment date is June 2024, but the notes can be prepaid without penalty starting on November 26, 2021. The weighted average interest rate on the notes is 4.16%. On February 10, the Company paid down $62mm of the Class A portion of the these notes without penalty Our Unsecured Revolving Line of Credit has $400mm of capacity Our $430mm Unsecured Seven-Year Term Loan facility has an additional $180mm available for use $430 $400

Differentiated Net Lease Investment Opportunity

Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers

Service-Oriented & Experience-Based Industries (% of ABR)

Total Number of Tenant Industries[1]									
2	3	10	16	37	112	50	28	41	16


100%
100%
100%
94%
72%
65%
51%
48%
39%
21%
FCPT
VEREIT

Less Reliance on Top 10 Tenancy with Smaller Scale Properties (% of ABR)

Average Investment Per Property ($mm)									
$3.5	$3.3	$2.0	$3.8	$2.9	$2.7	$3.0	$19.3	$1.3	$2.8


18%
22%
23%
27%
33%
35%
37%
65%
81%
91%
VEREIT
FCPT

Strong Unit-Level Coverage[2] & Transparency

% Unit-Level Financial Reporting[3]									
90%	80%	98%	NR	98%	50%	51%	NR	NR	NR


4.7x
3.7x
2.9x
2.8x
2.7x
2.6x
2.6x
2.3x
1.9x
NR
FCPT
VEREIT

Limited Immediate-Term Lease Maturities (% of Rent Expiring through 2023)

Weighted Average Lease Term (# of Years)									
14.0	11.0	14.6	10.0	10.0	13.0	11.2	9.8	9.2	8.3


2%
3%
3%
9%
9%
10%
14%
19%
21%
24%
FCPT
VEREIT

Source: Public filings and press releases.

Note: Essential Properties data as of December 31, 2019. Public net lease REIT data as of most recent reported quarter. 'NR' means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable.

1. Designations entitled "other" are counted as one industry, even though the "other" segment could represent multiple industries.
2. EPRT, GTY, NNN, O, SRC and STOR coverage based on four-wall; EPR and FCPT coverage based on EBITDAR.
3. VER property level sales data was collected for 79.5% of retail and restaurant properties required to provide unit level sales reports, representing 49.6% of retail and restaurant properties owned.

16 Investor Presentation – March 2020 ESSENTIAL PROPERTIES

Public Net Lease REIT Benchmarking

Despite Sector Leading AFFO Per Share Growth, Relative Valuation Remains Discounted

2020E AFFO per Share Multiple[1]


22.1x
20.6x
19.8x
18.0x
17.7x
16.2x
16.2x
14.7x
13.7x
11.0x
FCPT
VEREIT

2020E AFFO per Share Growth[3]


11.9%
8.0%
7.3%
6.6%
6.4%
4.7%
4.2%
3.8%
(2.4%)
(5.9%)
FCPT
VEREIT

2021E AFFO per Share Multiple[2]


20.6x
19.5x
18.8x
17.1x
15.7x
15.4x
15.3x
14.1x
13.2x
10.3x
FCPT
VEREIT

2021E AFFO per Share Growth


12.6%
7.6%
7.2%
6.2%
5.7%
5.3%
5.2%
5.0%
4.3%
3.9%
FCPT
VEREIT

Source: Public filings, FactSet and SNL.
Note: Market data as of February 27, 2020.
1. 2020E AFFO per share multiple calculated based on current price per share and FactSet mean 2020E AFFO per share estimates.
2. 2021E AFFO per share multiple calculated using current price per share and FactSet mean 2021E AFFO per share estimates.
3. SRC growth based on using company provided 2019E AFFO per share midpoint guidance of $2.95 per December 2019 Investor Presentation.

17 Investor Presentation – March 2020 ESSENTIAL PROPERTIES

Public Net Lease REIT Benchmarking

Low Leverage and Healthy Payout Ratio Underscore Capacity for Growth

Net Debt + Preferred / EBITDAre

(Net Debt[1] plus Preferred-to-Adjusted Annualized EBITDAre[2])



3.6x
4.4x
4.5x
5.1x
5.2x
5.3x
5.4x
5.5x
5.5x
6.3x
FCPT
VEREIT

Net Debt + Preferred / Enterprise Value



20%
20%
22%
25%
27%
27%
30%
33%
39%
40%
FCPT
VEREIT

Dividend Yield[2]



3.2%
3.7%
3.9%
4.1%
4.2%
4.2%
5.1%
5.4%
6.2%
7.7%
FCPT
VEREIT

2021E AFFO Payout Ratio[3]



68.1%
68.7%
69.9%
70.6%
75.1%
77.2%
78.7%
82.6%
83.9%
85.2%
FCPT
VEREIT

Source: Public filings, FactSet and SNL.
Note: Market data as of February 27, 2020. Companies may define adjusted annualized EBITDAre differently. Accordingly, such data for these companies and EPRT may not be comparable.

1. For EPRT, pro forma adjustments have been made to reflect the impact of our January 2020 follow-on offering of common stock, which raised $192.0 million of proceeds, net of underwriters' discounts.
2. Adjusted annualized EBITDAre of public net lease REITs is for the most recently reported three months ended, as adjusted for subsequent events. ADC, EPR, EPRT, SRC and STOR include adjustments for intra-quarter acquisition and disposition activity..
3. Dividend yield calculated based on current price per share and declared dividend per share, annualized, for the most recent quarter.
4. 2021E AFFO payout ratio calculated based on FactSet mean 2021E dividend per share over FactSet mean 2021E AFFO per share estimates.

18

Investor Presentation – March 2020

ESSENTIAL PROPERTIES

  Implied Cap Rate3   4.6% 4.8%   5.1% 5.5%   5.7% 6.1%   6.5% 6.8%   6.9% 7.8% Average 6.0% (unaudited, in thousands) Three Months Ended, December 31, 20196         Adjusted net operating income ("NOI")1 $41,112         Straight-line rental revenue, net1 (3,544)         Other amortization and non-cash charges 79         Adjusted Cash NOI 37,647         Annualized Adjusted Cash NOI 150,588         Applied Cap Rate 5.75% 5.50% 5.25% 5.00% 4.75% Implied Real Estate Value $2,618,922         Net Debt (521,820)         Prepaid expenses and other assets, net of deferred financing costs2 12,459         Dividend payable (19,395)         Accrued liabilities and other payables (17,453)         Total Net Equity $2,072,713         Fully Diluted Shares Outstanding 92,250         Price Per Share $22.47 $23.76 $25.17 $26.73 $28.45 Implied Nominal Cap Rate – Sensitivity Analysis Source: Public filings, FactSet and SNL. Note: Market data as of February 27, 2020. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and EPRT may not be comparable. This adjustment is made as to reflect NOI as if all acquisitions and dispositions of real estate investments made during the three months ended December 31, 2019 had occurred on October 1, 2019. Adjusted to exclude $3.5mm of deferred financing costs related to our revolving credit facility. Implied nominal cap rate calculated based on adjusted cash NOI for the most recently reported three months, as adjusted for subsequent events, annualized. Consensus Applied Cap Rate per SNL. Premium/(discount) to SNL mean NAV per share calculated based on current price per share and mean NAV per share estimate per SNL. Pro forma adjustments have been made to reflect the impact of our January 2020 follow-on offering of common stock. On January 14, 2020, we issued 7,935,000 shares of common stock for proceeds of $192.0 million, net of underwriters' discounts. 242, 242, 242 Not adjusted for contractual rent bumps, which equate to ~1.5% per annum Implied Cap Rate and NAV Analysis Peer Benchmarking

Appendix

Leasing Summary Same-Store Analysis 242, 242, 242 Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is October 1, 2018 through December 31, 2019. The same-store portfolio for 4Q 2019 is comprised of 590 properties and represented 62% of our current portfolio as measured by contractual cash rent divided by our cash ABR at December 31, 2019. Contractual Cash Rent: The amount of cash rent our tenants are contractually obligated to pay per the in-place lease as of December 31, 2019; excludes percentage rent that is subject to sales breakpoints per the lease. Defined Terms Same-Store Portfolio Performance   Contractual Cash Rent ($000s) % Type of Business 4Q 2019 4Q 2018 Change Service $ 18,170 $ 17,796 2.1% Experience 3,521 3,529 -0.2% Retail 1,300 1,282 1.4% Industrial 674 661 2.0% Total Same-Store Rent $ 23,664 $ 23,268 1.7% - Property Operating Expense1 258 230 12.1% Total Same-Store NOI $ 23,407 $ 23,038 1.6% Excludes reimbursable property operating expenses.

Leasing Summary Lease Escalations 242, 242, 242 Leases contributing 99% of cash ABR provided for base rent escalation, generally ranging from 1.0% to 3.0% annually, with a weighted average annual escalation rate of 1.5%, which assumes 0.0% change in annual CPI 6% of contractual rent escalations by cash ABR are CPI-based, while 93% are based on fixed percentage or scheduled increases 72% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property Based on cash ABR as of December 31, 2019. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type     Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 79.4% 1.6% Every 2 years 2.5 1.4 Every 3 years 0.4 1.2 Every 4 years 0.5 0.8 Every 5 years 13.6 1.3 Other escalation frequencies 2.2 1.4 Flat 1.4 NA Total / Weighted Average 100.0% 1.5%

Focused on Highly Fungible and Liquid Real Estate

Smaller-Scale Real Estate is Inherently More Liquid and Fungible

✓ Smaller-Scale Net Leased Investments

(Average Investment per Property ($mm))


$1.3
$2.0
$2.7
$2.8
$2.9
$3.0
$3.3
$3.5
$3.8
$19.3
FCPT
VEREIT

✓ Smaller Average Property Size

(Average square feet, in thousands)


2.5
6.6
7.9
10.4
16.4
17.8
19.2
22.9
31.5
55.7
FCPT
VEREIT

✓ Appropriate Rent per Square Foot[1,2]

(Cash ABR per square foot)


$9
$14
$14
$14
$15
$19
$21
$30
$33
$52
VEREIT
FCPT

✓ Lower ABR per Property[2,3]

(Cash ABR per property, in thousands)


$132
$152
$207
$218
$250
$254
$273
$290
$311
$1,678
FCPT
VEREIT

Source: Public filings and press releases.

Note: Essential Properties data as of December 31, 2019. Public net lease REIT data as of most recent reported quarter.

1. EPR, SRC and VER statistics calculated based on (i) total cash ABR for the three months ended December 31, 2019 and (ii) the average square footage during such time.
2. GTY is calculated using GAAP ABR.
3. EPR, SRC and VER statistics calculated based on (i) total cash ABR for the three months ended December 31, 2019 and (ii) the average property count during such time.

23

Investor Presentation – March 2020

ESSENTIAL PROPERTIES

Public REIT Benchmarking

Attractively Valued and Positioned Relative to AFFO per Share Growth Leaders in Other REIT Sectors

2020E AFFO per Share Multiple[1]


45.4x
44.6x
24.2x
22.7x
22.0x
20.6x
17.7x
17.4x
14.7x
ROIC
VICI

2020E - 2021E AFFO per Share Growth CAGR

(2019A – 2021E 2 year CAGR[3])


12.2%
11.0%
10.8%
10.6%
8.9%
6.6%
6.5%
4.8%
0.8%
VICI
ROIC

Net Debt + Preferred / EBITDAre

(Net Debt plus Preferred-to-Adjusted Annualized EBITDAre[2])


3.2x
3.6x
3.8x
4.8x
5.1x
5.8x
5.8x
7.2x
7.9x
VICI
ROIC

Enterprise Value

($ in billions)


$2.6
$3.6
$4.1
$6.3
$6.6
$7.4
$7.8
$13.4
$16.3
ROIC
VICI

Source: Public filings, FactSet and SNL.
Note: Market data as of February 27, 2020.
1. 2020E AFFO per share multiple calculated based on current price per share and FactSet mean 2020E AFFO per share estimates.
2. Adjusted annualized EBITDAR of public net lease REITs is for the most recently reported three months ended, as adjusted for subsequent events.
3. NSA, ROIC, and FRT 2019 AFFO per share based on FactSet consensus due to lack of actual metric reported by company.

24 Investor Presentation – March 2020 ESSENTIAL PROPERTIES

Financial Summary – 4Q 2019

Consolidated Statements of Operations

(in thousands, except share and per share data)	Three Months Ended December 31, 2019 (unaudited)	Three Months Ended December 31, 2018 (unaudited)	Year Ended December 31, 2019 (unaudited)	Year Ended December 31, 2018 (audited)
Revenues:				
Rental revenue[1,2]	$ 37,828	$ 27,825	$ 135,670	$ 94,944
Interest on loans and direct financing leases	1,355	277	3,024	656
Other revenue	22	548	663	623
Total revenues	39,205	28,650	139,357	96,223
Expenses:				
Interest	6,963	6,718	27,037	30,192
General and administrative[3]	5,290	3,891	21,745	13,762
Property expenses[4]	736	759	3,070	1,980
Depreciation and amortization	12,378	8,510	42,745	31,352
Provision for impairment of real estate	997	977	2,918	4,503
Total expenses	26,364	20,855	97,515	81,789
Other operating income:				
Gain on dispositions of real estate, net	2,695	345	10,932	5,445
Income from operations	15,536	8,140	52,774	19,879
Other (loss)/income:				
Loss on repurchase and retirement of secured borrowings[5]	(887)	—	(5,240)	—
Interest	71	211	794	930
Income before income tax expense	14,720	8,351	48,328	20,809
Income tax expense	94	52	303	195
Net income	14,626	8,299	48,025	20,614
Net income attributable to non-controlling interests	(105)	(2,519)	(6,181)	(5,001)
Net income attributable to stockholders and members	$ 14,521	$ 5,780	$ 41,844	$ 15,613

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Year Ended December 31, 2019	Period from June 25, 2018 to December 31, 2018
Basic weighted-average shares outstanding	81,232,922	43,057,802	64,104,058	42,634,678
Basic net income per share	$ 0.18	$ 0.13	$ 0.65	$ 0.26
Diluted weighted-average shares outstanding	82,231,030	62,217,218	75,309,896	61,765,957
Diluted net income per share	$ 0.18	$ 0.13	$ 0.63	$ 0.26

1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $137 and $205 for the three months ended December 31, 2019 and 2018 and $855 and $1,082 for the years ended December 31, 2019 and 2018, respectively.
2. Includes reimbursable income from our tenants of $247 and $502 for the three months ended December 31, 2019 and 2018 and $1,427 and $589 for the years ended December 31, 2019 and 2018, respectively.
3. During the year ended December 31, 2019, includes non-recurring expenses of $2,473 for costs and charges incurred in connection with the secondary offering by our funding capital partner and $275 for a provision for settlement of litigation.
4. Includes reimbursable expenses from our tenants of $247 and $502 for the three months ended December 31, 2019 and 2018 and $1,427 and $534 for the years ended December 31, 2019 and 2018, respectively
5. Includes the write-off of $887 of deferred financing costs during the three months ended December 31, 2019 and includes premium paid on repurchase of notes issued under our Master Trust Funding Program of $1,400, the write-off of $3,740 of deferred financing costs and $100 of legal costs during the year ended December 31, 2019.

25 Investor Presentation – March 2020 ESSENTIAL PROPERTIES

Financial Summary – 4Q 2019 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 242, 242, 242 Includes non-recurring expenses of $887 related to our retirement of secured borrowings during the three months ended December 31, 2019 and $2,473 for costs and charges incurred in connection with the secondary offering by our funding capital partner, our $5,240 loss on repurchase and retirement of secured borrowings and $275 for a provision for settlement of litigation during the year ended December 31, 2019. Calculations exclude $116, $145 and $494 from the numerator for the three months ended December 31, 2019 and 2018 and the year ended December 31, 2019, respectively, related to dividends paid on unvested restricted share awards and restricted share units.     Three Months Ended December 31,   Year Ended December 31, (unaudited, in thousands except per share amounts)   2019   2018   2019   2018 Net income   $ 14,626   $ 8,299   $ 48,025   $ 20,614 Depreciation and amortization of real estate   12,354   8,496   42,649   31,335 Provision for impairment of real estate   997   977   2,918   4,503 Gain on dispositions of real estate, net   (2,695)   (345)   (10,932)   (5,445) Funds from Operations   25,282   17,427   82,660   51,007 Other non-recurring expenses1 887 — 7,988 — Core Funds from Operations   26,169   17,427   90,648   51,007 Adjustments: Straight-line rental revenue, net   (3,336)   (2,499)   (12,215)   (8,214) Non-cash interest expense 603 816 2,738 2,798 Non-cash compensation expense   1,022   1,042   4,546   2,440 Other amortization and non-cash charges 81 179 824 579 Capitalized interest expense   (125)   (11)   (290)   (225) Transaction costs — (1) — 57 Adjusted Funds from Operations   $ 24,414   $ 16,953   $ 86,251   $ 48,442 Net income per share2:                 Basic $ 0.18 $ 0.13 $ 0.65 Diluted   $ 0.18   $ 0.13   $ 0.63     FFO per share2: Basic   $ 0.31   $ 0.28   $ 1.11     Diluted $ 0.31 $ 0.28 $ 1.09 Core FFO per share2:                 Basic $ 0.32 $ 0.28 $ 1.21 Diluted   $ 0.32   $ 0.28   $ 1.20     AFFO per share2: Basic   $ 0.30   $ 0.27   $ 1.15     Diluted $ 0.30 $ 0.27 $ 1.14

Financial Summary – 4Q 2019 Consolidated Balance Sheets 242, 242, 242     December 31, 2019   December 31, 2018 (in thousands, except share and per share amounts)   (unaudited)   (audited) ASSETS         Investments: Real estate investments, at cost:         Land and improvements $ 588,279 $ 420,848 Building and improvements   1,224,682   885,656 Lease incentive 4,908 2,794 Construction in progress   12,128   1,325 Intangible lease assets 78,922 66,421 Total real estate investments, at cost   1,908,919   1,377,044 Less: accumulated depreciation and amortization (90,071) (51,855) Total real estate investments, net   1,818,848   1,325,189 Loans and direct financing lease receivables, net 92,184 17,505 Real estate investments held for sale, net   1,211   — Net investments 1,912,243 1,342,694 Cash and cash equivalents   8,304   4,236 Restricted cash 13,015 12,003 Straight-line rent receivable, net   25,926   14,255 Prepaid expenses and other assets, net 15,959 7,712 Total assets   $ 1,975,447   $ 1,380,900 LIABILITIES AND EQUITY         Secured borrowings, net of deferred financing costs $ 235,336 $ 506,116 Unsecured term loans, net of deferred financing costs   445,586   — Revolving credit facility 46,000 34,000 Intangible lease liabilities, net   9,564   11,616 Dividend payable 19,395 13,189 Accrued liabilities and other payables   17,453   4,938 Total liabilities 773,334 569,859 Commitments and contingencies   —   — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of December 31, 2019 and 2018   —   — Common stock, $0.01 par value; 500,000,000 authorized; 83,761,151 and 43,749,092 issued and outstanding as of December 31, 2019 and 2018, respectively 838 431 Additional paid-in capital   1,223,043   569,407 Distributions in excess of cumulative earnings (27,482) (7,659) Accumulated other comprehensive loss   (1,949)   — Total stockholders' equity 1,194,450 562,179 Non-controlling interests   7,663   248,862 Total equity 1,202,113 811,041 Total liabilities and equity   $ 1,975,447   $ 1,380,900

Financial Summary – 4Q 2019 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all investments in and dispositions of real estate made during the three months ended December 31, 2019 had occurred on October 1, 2019. Adjustment excludes $887 of non-core expenses added back to compute Core FFO and a $541 write-off of receivables. Adjustment excludes contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease and lease termination fees.     Three Months Ended (unaudited, in thousands)   December 31, 2019 Net income   $ 14,626 Depreciation and amortization   12,378 Interest expense   6,963 Interest income (71) Income tax expense   94 EBITDA 33,990 Provision for impairment of real estate   997 Gain on dispositions of real estate, net (2,695) EBITDAre   32,292 Adjustment for current quarter acquisition and disposition activity1 2,121 Adjustment to exclude other non-recurring expenses2   1,428 Adjustment to exclude lease termination fees and certain percentage rent3 (19) Adjusted EBITDAre - Current Estimated Run Rate   35,822 General and administrative 5,290 Adjusted net operating income ("NOI")   41,112 Straight-line rental revenue, net1 (3,544) Other amortization and non-cash charges   79 Adjusted Cash NOI $ 37,647       Annualized EBITDAre $ 129,168 Annualized Adjusted EBITDAre   $ 143,288 Annualized Adjusted NOI $ 164,448 Annualized Adjusted Cash NOI   $ 150,588

Financial Summary – 4Q 2019

Market Capitalization, Debt Summary and Leverage Metrics

(dollars in thousands, except share and per share amounts)	December 31, 2019	Rate	Maturity[1]
Secured debt:			
Series 2017-1, Class A	223,434	4.10%	4.5 years
Series 2017-1, Class B	15,669	5.11%	4.5 years
Total secured debt	239,103	4.17%	4.5 years
Unsecured debt:			
$200mm term loan	200,000	3.31%	4.3 years
$430mm term loan	250,000	3.11%	6.9 years
Revolving credit facility[2]	46,000	LIBOR plus 1.25% to 1.85%	3.3 years
Total unsecured debt	496,000	3.19%	5.5 years
Gross debt	735,103	3.50%	5.2 years
Less: cash & cash equivalents	(8,304)		
Less: restricted cash deposits held for the benefit of lenders	(13,015)		
Net debt	713,784		
Equity:			
Preferred stock	—		
Common stock & OP units (84,314,998 shares @ $24.81/share as of 12/31/19)[3]	2,091,855		
Total equity	2,091,855		
Total enterprise value ("TEV")	$ 2,805,639		
Pro forma adjustments to Net Debt and TEV[4]:			
Net debt	$ 713,784		
Less: cash received - January 2020 follow-on offering	(191,964)		
Pro forma net debt	521,820		
Total equity	2,091,855		
Common stock - January 2020 follow-on offering (7,935,000 shares @ $24.81/share as of 12/31/19)	196,867		
Pro forma TEV	$ 2,810,543		
Net Debt / TEV	25.4%		
Pro Forma Net Debt / Pro Forma TEV	18.6%		
Net Debt / Annualized Adjusted EBITDAre	5.0x		
Pro Forma Net Debt / Annualized Adjusted EBITDAre	3.6x		

1. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes were due to mature in November 2046 but were fully repaid in November 2019. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024.
2. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $400 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million.
3. Common equity & units as of December 31, 2019, based on 83,761,151 common shares outstanding (including unvested restricted share awards) and 553,847 OP units held by non-controlling interests.
4. Pro forma adjustments have been made to reflect the impact of our January 2020 follow-on offering of common stock. On January 14, 2020, we issued 7,935,000 shares of common stock for proceeds of $192.0 million, net of underwriters' discounts.

29 Investor Presentation – March 2020 ESSENTIAL PROPERTIES

Glossary Supplemental Reporting Measures and Other Terms 242, 242, 242 FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight-line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Glossary Supplemental Reporting Measures and Other Terms 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Glossary Supplemental Reporting Measures and Other Terms 242, 242, 242 Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GE Seed Portfolio GE seed portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).